FORM  8-K-A

                              CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the Securities
                           Exchange Act of 1934

Date of Report (Date of earliest event reported) July 30, 1996 (July 22, 1994)

                    American Asset Advisers Trust, Inc.
             (Name of registrant as specified in its charter)

Maryland                  33-70654            76-0410050
(State or other          (Commission File    (IRS Employer
jurisdiction of           Number)             Identification
incorporation)                                Number)

             8 Greenway Plaza, Suite 824, Houston, Texas 77046
           (Address of principal executive office and zip code)

      Registrant's telephone number, including area code: (713) 850-1400

ITEM 1.   CHANGES OF CONTROL OF REGISTRANT

            Not Applicable

ITEM  2.   ACQUISITION OR DISPOSITION OF ASSETS

     On July 22, 1994, American Asset Advisers Trust, Inc. (the "Company"), acquired fee simple title to real estate and improvements located at 5120 South Cobb Drive, Smyrna, Georgia, on which there is a Church's Chicken restaurant (the "Property"). The Property was acquired by the Company from America's Favorite Chicken Company for $789,532.00. The purchase price was paid in
cash entirely from funds of the Company.   The Property is
operated as a Church's Chicken restaurant. The Property consists of a free standing building located on a tract of land containing approximately 0.782 acres. The improvements consist of a one story building containing approximately 2,200 square feet.

     The Property was acquired subject to a lease (the "Lease") with America's Favorite Chicken Company, a Minnesota corporation. Under the terms of the Lease, the tenant pays a base rent, plus real estate taxes, hazard and liability insurance premiums, all utility costs, and the costs of maintenance and repairs.

     Other significant provisions of the Lease are as follows:

     1. The original term of the Lease is 20 years. The original term of the Lease began on July 22, 1994 and will expire 20 years later. The tenant has the option to renew the lease for 4 additional terms of 5 years each.

     2. Base annual minimum rent during the first five years of the original term of the Lease will be $90,796.00. The base annual minimum rent will be $99,875.00 during the second five years of the original term, $109,862.00 during the third five years of the original term, and $120,847.00 during the final five years of the original term.

     3. In addition to the base rent, the tenant pays percentage rent equal to 5% times certain specified
          "breakpoints" specified in the Lease.

     4. In addition to the base rent, the tenant pays all real estate taxes on the Property. The tenant also pays for all utilities charges.

     5. The landlord is not required to maintain and repair the Property. The tenant is required to maintain and repair all of the Property.

     6. The tenant has the right to use the Property as for all lawful purposes not in contravention of applicable zoning laws or private covenants and restrictions.

     7. The tenant has the right to assign the Lease or sublet the Property. However, in the event of an assignment or sublet, the tenant will remain as the principal obligor under the Lease.

     8. The tenant is required to carry liability insurance in the amount of $1,000,000.00 per occurrence and $2,000,000.00 in the aggregate. The tenant is required to carry hazard insurance coverage on the Property in an amount equal to replacement costs of the improvements on the Property.

     9. If at any time during the term of the Lease there is casualty damage to the extent of 50% or more of the Property's insurable value or if during the semi-annual period immediately preceding the expiration of the Lease there is casualty damage to the extent of 10% or more of the Property's insurable value, either the landlord of the tenant may terminate the Lease.

      10. In the event that substantially all of the Property is taken by condemnation, the Lease shall terminate. In the event that more than 10% of the Property is taken by condemnation, or the parking area on the Property is reduced by more than 20% by condemnation, or access to the Property from any abutting public street should be interrupted for 3 months or more, or if pedestrian access from the parking area of the Property to the building should cease, or any part of the Property should be taken by condemnation during the last year of the term of the Lease, the tenant may terminate the Lease.

          Fast-food and family-style restaurants located in close proximity to the Property include a Subway, a Blimpie, a Taco
Bell, a Checkers and an Arby's, in addition to several local restaurants.

ITEM  3.  BANKRUPTCY OR RECEIVERSHIP

          Not Applicable

ITEM  4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

          Not Applicable

ITEM  5.  OTHER EVENTS

          Not Applicable

ITEM  6.  RESIGNATION OF REGISTRANT'S GENERAL PARTNER

          Not Applicable

ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

          The tenant of the Property is America's Favorite Chicken Company ("AFCC"), a privately held corporation. AFCC has provided its financial statements to the Company, and the Company has determined that AFCC meets all Company established criteria with respect to the credit worthiness of prospective tenants. AFCC has required that these financial statements and related financial information provided to the Company be treated as confidential information since otherwise AFCC believes it would be adversely affected if this information was obtained by its competition.

                      PRO-FORMA FINANCIAL INFORMATION

     The following tables present unaudited pro-forma financial information for American Asset Advisers Trust, Inc., giving effect to the acquisition of the Property:


                              PRO-FORMA BALANCE SHEET
                                   JUNE 30, 1994
                                    (unaudited)

                      Historical                              Pro-Forma
                      Costs            Adjustments (1)         Total

Cash                  $1,190,007         ($795,995)           $  394,012

Property               1,104,361           834,995             1,939,356

Other
Assets                   202,783           (39,000)              163,783

Total
Assets                $2,497,151       $         -            $2,497,151

Liabilities           $   10,713       $         -            $   10,713

Shareholder's
Equity                 2,486,438                 -             2,486,438

Total
Liabilities &
Shareholder's
Equity                $2,497,151       $         -            $2,497,151



  (1) Adjustments include total acquisition costs of $834,995 for the Property which consists of $39,000 of acquisition costs paid by the Company to an affiliate, $6,463 of acquisition fees paid to third parties and $789,532 paid by the Company for the Property.


                          PRO-FORMA RESULTS OF OPERATIONS
          FOR THE PERIOD FROM AUGUST 16, 1993 THROUGH DECEMBER 31, 1993
                                  (unaudited) (2)

                      Historical                                Pro-Forma
                      Costs             Adjustments (1)(2)      Total

Income                $1,606            $40,837                 $42,443

Expenses              $2,931            $ 7,544                 $10,475

Net
Income (Loss)        ($1,325)           $33,293                 $31,968

Net Income
Per Share (3)                                                   $   .21



     (1) Includes pro-forma adjustments for rental income and depreciation for a property acquired in June 1994 which is on lease to Tandy Corporation as if the property was owned and leased for the entire period.

     (2) Pro-forma results of operations are not reflected for the Property in 1993 because the Property has not been completed.

     (3) Computed on weighted average shares outstanding of 151,554.


                          PRO-FORMA RESULTS OF OPERATIONS
                      FOR THE SIX MONTHS ENDED JUNE 30, 1994
                                  (unaudited) (2)

                    Historical                                  Pro-Forma
                    Costs              Adjustments (1)(2)       Total

Income              $14,725            $49,610                  $64,335

Expenses            $14,140            $ 9,231                  $23,371

Net
Income              $   585            $40,379                  $40,964

Net Income
Per Share (3)                                                   $   .43


    (1) Includes pro-forma adjustments for rental income and depreciation for a property acquired in June 1994 which is on lease to Tandy Corporation as if the property was owned and leased for the entire six months ended June 30, 1994 because the Property had not been completed.

    (2) Pro-forma results of operations are not reflected for the Property for the six months.

    (3) Computed on weighted average shares outstanding of 94,967.


ITEM 8.   CHANGE IN FISCAL YEAR

           Not Applicable



                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  American Asset Advisers Trust, Inc.


Date:  July 30, 1996              H. Kerr Taylor
                                  H. Kerr Taylor, President



Date:  July 30, 1996              H. Kerr Taylor
                                  H.  Kerr Taylor, Chief Financial Officer